UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2005

HILB ROGAL & HOBBS COMPANY

(Exact name of registrant as specified in its charter)

Virginia	0-15981	54-1194795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4951 Lake Brook Drive, Suite 500 Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 747-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Registrant issued a news release on April 12, 2005 announcing that Carolyn Jones will retire from her position as Senior Vice President, Chief Financial Officer and Treasurer. Ms. Jones will remain in her current position until the Registrant has appointed her successor. Ms. Jones’ departure is based solely upon personal reasons and is not the result of any dispute or disagreement with the Registrant. The Registrant has commenced a search to identify and retain a Chief Financial Officer and Treasurer. The news release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a) Exhibits.

Exhibit No.	Description
99.1	News Release dated April 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILB ROGAL & HOBBS COMPANY (Registrant)

Date:	April 13, 2005	By:	/s/ Walter L. Smith
Walter L. Smith Senior Vice President, General Counsel And Secretary

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